SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement    [ ] Confidential, for Use of the Commission
                                       Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                            FMS Financial Corporation
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                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

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         (2) Aggregate number of securities to which transaction applies:

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         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4) Proposed maximum aggregate value of transaction:

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         (5)  Total fee paid:

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  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:

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         (2) Form, Schedule or Registration Statement no.:

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         (3) Filing Party:

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         (4) Date Filed:

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                           [FMS FINANCIAL LETTERHEAD]








March 24, 2000

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of FMS Financial Corporation, (the "Corporation"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at the Riverton Country Club, Riverton, New Jersey, on Thursday, April 27, 2000, at 10:00 a.m. Coffee and other refreshments will begin at 9:30 a.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, the President will report on the operations of the Corporation. Directors and Officers of the Corporation will be present to respond to any questions stockholders may have.

         In addition to the election of directors, you will be asked to ratify the appointment of PricewaterhouseCoopers LLP, as the Corporation's auditors for the 2000 fiscal year. The Board of Directors has unanimously approved each of these proposals and recommends that you vote "FOR" them.

         Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. I encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so. If you are planning to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card.

                                              Sincerely,


                                              /s/Craig W. Yates
                                              ----------------------------------
                                              Craig W. Yates
                                              President

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                            FMS FINANCIAL CORPORATION
                                  3 SUNSET ROAD
                          BURLINGTON, NEW JERSEY 08016
                                 (609) 386-2400
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                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 27, 2000
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         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of FMS Financial Corporation (the "Corporation"), will be held at the Riverton Country Club, Riverton, New Jersey on Thursday, April 27, 2000, at 10 a.m. for the following purposes:

     1.   To elect three directors; and

     2. To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for the Corporation for the 2000 fiscal year;

all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on March 1, 2000 are the stockholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/Thomas M. Topley
                                        ----------------------------------------
                                        THOMAS M. TOPLEY
                                        Secretary
Burlington, New Jersey
March 24, 2000



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IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
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                                 PROXY STATEMENT
                                       OF
                            FMS FINANCIAL CORPORATION
                                  3 SUNSET ROAD
                          BURLINGTON, NEW JERSEY 08016
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                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 27, 2000
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                                     GENERAL
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         This proxy statement and the accompanying proxy card are being mailed to stockholders of FMS Financial Corporation (the "Corporation") on or about March 24, 2000 in connection with the solicitation by the Corporation's Board of Directors of proxies to be used at the Annual Meeting of Stockholders (the "Meeting") to be held at the Riverton Country Club, Riverton, New Jersey on Thursday, April 27, 2000 at 10:00 a.m.

         All properly executed written proxies that are delivered pursuant to this proxy statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the election of directors named in Proposal 1, (b) FOR Proposal 2 (ratification of independent public accountants), and (c) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting. Your proxy may be revoked at any time prior to being voted by: (i) filing with the Corporate Secretary of the Corporation (Thomas M. Topley, at 3 Sunset Road, Burlington, New Jersey 08016) written notice of such revocation,
(ii) submitting a duly executed proxy bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

         WHETHER OR NOT YOU ATTEND THE MEETING, YOUR VOTE IS IMPORTANT. ACCORDINGLY, REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOU ARE ASKED TO VOTE PROMPTLY BY SIGNING AND RETURNING THE ACCOMPANYING PROXY CARD. SHARES CAN BE VOTED AT THE MEETING ONLY IF YOU ARE REPRESENTED BY PROXY OR ARE PRESENT IN PERSON.

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                         VOTING STOCK AND VOTE REQUIRED
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         The Board of Directors has fixed the close of business on March 1, 2000 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting. On the record date, there were 7,123,978 shares of the Corporation common stock outstanding (the "Common Stock"). Each stockholder of record on the record date is entitled to one vote for each share held.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, as set forth in Proposal 1, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present, in person or represented by proxy, at a meeting and entitled to vote in the election of directors.

         As to the ratification of independent auditors as set forth in Proposal 2, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item,
(ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on such item. Unless otherwise required by law, Proposal 2 and any other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes or (b) proxies marked "ABSTAIN" as to that matter.

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                                PRINCIPAL HOLDERS
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         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the record date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Corporation as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the record date.

                                               Amount and        Percent of
                                               Nature of          Shares of
Name and Address                               Beneficial       Common Stock
of Beneficial Owner                            Ownership       Outstanding(%)
-------------------                            ---------       --------------

Farmers and Mechanics Bank                    362,754(1)            5.09
Employee Stock Ownership Plan ("ESOP")
3 Sunset Road
Burlington, New Jersey  08016

Charles B. Yates                              894,024(2)(3)        12.55
82 Library Place
Princeton, New Jersey  08540

Craig W. Yates                              1,301,807(2)(4)        18.27
227 Cliff Avenue
Edgewater Park, New Jersey  08010

Frances E. Yates                              596,700(2)(5)         8.38
Edward Arthur Ackerman
11 Norumbega Drive
Camden, Maine  04843

All Executive Officers and Directors           2,519,952(6)        35.37
as a Group (13 persons)


(footnotes on next page)

---------------------------------------------------
(1) The ESOP purchased such shares for the exclusive benefit of plan employee participants with funds borrowed from the Corporation. These shares are held in a suspense account and are allocated among ESOP participants annually on the basis of total gross compensation as the ESOP debt is repaid. The Board of Directors has appointed directors Barber, Lignana, Flamini, Staats, Hall, Wells and Page to serve on the ESOP Committee (the "ESOP Committee") and to serve as ESOP trustees (the "ESOP Trustees"). The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting directive is received are voted by the ESOP Trustees as directed by the ESOP Committee. As of the record date, all shares have been allocated under the ESOP to participant accounts.
(2) Charles B. Yates is the Chairman of the Board of the Corporation and is the brother of Craig W. Yates who is President of the Corporation. Frances E. Yates is the sister of Charles B. Yates and Craig W. Yates. Pursuant to Schedules 13D filed by each individual, each disclaims beneficial ownership of Common Stock owned by the other.
(3) Excludes 652,720 shares owned by children and grandchildren. Charles B. Yates disclaims beneficial ownership of shares held by his children and grandchildren.
(4) Excludes 210,000 shares owned by adult children. Craig W. Yates disclaims beneficial ownership of shares held by his adult children.
(5) The information as to Frances E. Yates and Edward Arthur Akerman (the "Reporting Persons) is derived from a Schedule 13D, dated March 1, 2000. The Schedule 13D states that Frances E. Yates has sole voting and dispositive power with respect to 388,500 shares. Edward Arthur Akerman has sole voting and dispositive power with respect to 60,000 shares. The Reporting Persons have shared voting and dispositive power with respect to 148,200 shares. Mr. Akerman disclaims beneficial ownership of any shares other than the 60,000 shares he owns.
(6) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Includes options to purchase 81,000 shares of Common Stock that may be exercised within 60 days of the Record Date to purchase shares of Common Stock under the 1989 stock option plan. See "Proposal I - Election of Directors."

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             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
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         Section 16(a) of the Securities and Exchange Act of 1934 , as amended, requires the Corporation's directors and executive officers to file reports of ownership and changes in ownership of their equity securities of the Corporation with the Securities and Exchange Commission and to furnish the Corporation with copies of such reports. To the best of the Corporation's knowledge, all of the filings by the Corporation's directors and executive officers were made on a timely basis during the 1999 fiscal year. Other than as disclosed in Principal Holders, the Corporation is not aware of any other beneficial owners of more than ten percent of its Common Stock.

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                       PROPOSAL I - ELECTION OF DIRECTORS
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         The Certificate of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of ten members, each of whom also serves as a director of Farmers and Mechanics Bank (the "Bank"). Three directors will be elected at the Meeting, to serve for a three-year term or until his or her successor has been elected and qualified.

         Vincent R. Farias, James C. Lignana, and Wayne H. Page (the "Nominees") have been nominated by the Board of Directors for a term of three years. The Nominees currently serve as directors of the Corporation.

         The persons named as proxies in the enclosed proxy card intend to vote for the election of the Nominees, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should the Nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such person as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there are no substitute nominees, the size of the Board of Directors may be reduced.

         The following table sets forth the names, ages, terms of, and length of board service for the persons nominated for election as directors of the Corporation at the Meeting and each other director of the Corporation who will continue to serve as director after the Meeting. Beneficial ownership of executive officers and directors of the Corporation, as a group, is set forth under the caption "Principal Holders."

                                                                                Shares of Common
                                  Age                                          Stock Beneficially
                                  at            Year First      Current           Owned as of
                              December 31,      Elected or      Term to             March 1,        Percent of
Name                             1999           Appointed        Expire             2000(1)         Class (%)
----                             ----           ---------        ------             -------         ---------

                        BOARD NOMINEES FOR TERMS TO EXPIRE IN 2003
Vincent R. Farias                  53              1996            2000              4,525             --(5)
James C. Lignana                   57              1986            2000             96,500           1.35
Wayne H. Page                      77              1954            2000             42,588             --(5)
                         DIRECTORS CONTINUING IN OFFICE
George J. Barber                   78              1973            2001             37,333             --(5)
Dominic W. Flamini                 61              1986            2001             25,666             --(5)
Charles B. Yates                   60              1992            2001            894,024(2)(4)    12.55
Rupert A. Hall, Jr.                44              1998            2002                100             --(5)
Edward J. Staats, Jr.              55              1996            2002             30,000             --(5)
Mary Wells                         57              1998            2002                325             --(5)
Craig W. Yates                     57              1990            2002          1,301,807(3)       18.27

------------------------
(1) Except as otherwise noted below, includes certain stock owned by businesses in which the director is an officer or major stockholder or by spouses, or immediate family members, or as a custodian or trustee for minor children, over which shares the named individual effectively exercises sole or shared voting and investment power, unless otherwise indicated.
(2) Charles B. Yates is the Chairman of the Board of the Corporation and is the brother of Craig W. Yates who is President of the Corporation. Pursuant to Schedules 13D filed by each individual, each disclaims beneficial ownership of Common Stock owned by the other.
(3) Includes 16,601 shares allocated to individual's account under the ESOP. Excludes 210,000 shares owned by adult children. Craig W. Yates disclaims beneficial ownership of shares held by his adult children.
(4) Excludes 652,720 shares owned by his children and grandchildren. Charles B. Yates disclaims beneficial ownership of shares held by his children and grandchildren. Includes 9,324 shares allocated to individual's account under the ESOP.
(5)      Less than 1% of Common Stock outstanding.

Biographical Information

         The   principal   occupation  of  each  director  and  nominee  of  the
Corporation for the last five years is set forth below.

         George J. Barber serves as a director of the Corporation. Previously, he was Chairman of the Board of the Corporation and was President of the Bank from 1973 until his retirement in 1986.

         Vincent R. Farias is the President and owner of Farias Surf and Sport, a retail/rental establishment located in Edgewater Park, New Jersey with facilities in several New Jersey coastal towns. Mr. Farias is a member of the Burlington County Board of Freeholders.

         Dominic  W.  Flamini  is  the   President   and  owner  of  First  U.S.
Corporation, a real estate development and property management Corporation located in Haddon Heights, New Jersey.

         Rupert A. Hall, Jr. is an attorney with the firm Hall & Thompson, P.C. located in Moorestown, New Jersey.

         James C. Lignana is Vice President of the Allied Beverage Group LLC, a wholesale wine and spirits dealer located in Pennsauken, New Jersey. He has been a director of the Bank since 1986 and was elected to the Corporation's Board in June 1990.

         Wayne H. Page serves as Vice Chairman of the Board. Mr. Page is the former owner of Page Funeral Home, Burlington, New Jersey, which he sold upon his retirement in 1986.

         Edward J. Staats, Jr. is the President of Staats Construction Co., Incorporated, a construction Corporation located in Edgewater Park, New Jersey.

         Mary Wells is the President and Chief Executive Officer of Family Service of Burlington County.

         Charles B. Yates has been Chairman of the Board of the Corporation and the Bank since April 1994. Mr. Yates had been a private investor for the previous eight years.

         Craig W. Yates serves as President and Chief Executive Officer of the Corporation and the Bank. He became a director of the Bank in January 1990, a director of the Corporation in April 1990 and President of the Corporation and the Bank on December 31, 1990. For the prior five years, Mr. Yates was a private investor. In his capacity as President, Mr. Yates is responsible for the operations of the Corporation pursuant to the policies and procedures adopted by the Board of Directors.

Meetings and Committees of the Board of Directors

         The Corporation is governed by a Board of Directors and various committees of the Board which meet regularly throughout the year. During the fiscal year ended December 31, 1999, the Board of Directors held 12 meetings. No director of the Corporation attended fewer than 75% of the total meetings of the Board of Directors and committee meetings on which such Board member served during this period.

         The Corporation's full Board of Directors acts as a nominating committee for the annual selection of its nominees for election as directors. In order for nominations by stockholders to be voted upon at an annual meeting, the nomination(s) must be in writing and delivered to the secretary of the Corporation at least 30 days nor more than 60 days prior to the date of the annual meeting. However, if less than 31 days notice of the meeting is given to stockholders, such written notice shall be delivered or mailed to the Secretary of the Corporation not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. Notice to the Corporation of such nominations must include certain information required pursuant to the Certificate of Incorporation. If the Nominating Committee fails or refuses to act at least 20 days prior to the annual meeting, nominations for directors may be made at the annual meeting by any stockholder entitled to vote at the annual meeting. The Nominating Committee, which is not a standing committee, met once during the year ended December 31, 1999.

         The Audit Committee consists of Directors Staats, Hall, Wells, Farias, Lignana, Page, Flamini and Barber and the Corporation's compliance and internal audit firm. This committee selects the independent auditors and meets with the Corporation's independent auditors in connection with its annual audit. The Audit Committee met three times during the year ended December 31, 1999.

         The Compensation Committee, currently composed of Directors Staats, Hall, Wells, Farias, Lignana, Page, Flamini and Barber, meets at least annually to review and recommend salary increases and/or salary adjustments. The Compensation Committee met once during the year ended December 31, 1999.

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                  DIRECTORS AND EXECUTIVE OFFICER COMPENSATION
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Directors' Compensation

         For 1999, Directors received $12,000 for serving as Directors of the Corporation and the Bank. The President and Chairman of the Board do not receive director fees or fees for attendance at Board or committee meetings. Total fees paid to directors for the fiscal year ended December 31, 1999 were $96,000.

Executive Compensation

         The following table sets forth the cash and non-cash compensation awarded to the named executive officers for each of the three years ended December 31, 1999. No other executive officer of the Corporation who served in such capacity during such period received total cash compensation in excess of $100,000.

                                        Annual Compensation

                                        -------------------        All Other
Name and Principal Position    Year     Salary ($)  Bonus ($)   Compensation ($)
---------------------------    ----     ----------  ---------   ----------------

Craig W. Yates                 1999     203,029     10,000       160(1)
President and CEO              1998     200,000     10,000        1,044
                               1997     203,846     10,000        2,770

Charles B. Yates               1999     204,585     10,000       160(1)
Chairman of the Board          1998     200,000     10,000        1,044
                               1997     203,846     10,000        2,770
-----------------
(1) For each named executive officer includes the value of 124 shares of Common Stock allocated under the ESOP. At December 31, 1999, such shares had a market value of $1,178.

Compensation Committee, Interlocks and Insider Participation

         The Corporation's Compensation Committee serves as the Compensation Committee for executive officers of the Corporation and the Bank. No member of the Committee is, or was during 1999, an executive officer of another Corporation whose board of directors has a comparable committee on which one of the Corporation's executive officers serves. None of the executive officers of the Corporation is, or was during 1999, a member of a comparable compensation committee of a Corporation of which any of the directors of the Corporation is an executive officer.

Report of the Compensation Committee on Executive Compensation

         The Corporation's executive officers consist of Craig W. Yates (President and Chief Executive Officer), Charles B. Yates (Chairman of the Board), Channing L. Smith (Vice President and Chief Financial Officer), James E. Igo (Senior Vice President and Senior Lending Officer) and Thomas M. Topley (Senior Vice President of Operations and Corporate Secretary). The Compensation Committee of the Corporation determines the compensation of the executive officers. This committee meets at the end of each year to determine the level of any salary increase to take effect as of the beginning of the following year. The committee also approves any perquisites payable to these executive officers. All of the directors, except Craig W. Yates and Charles B. Yates, serve on the Compensation Committee.

         The committee determines the level of salary increase, if any, to take effect on January 1, of the following year after reviewing various published surveys of compensation paid to executives performing similar duties for depository institutions and their holding companies, with a particular focus on the level of compensation paid by comparable institutions in and around the Corporation's market area. Although the committee did not set compensation levels for executive officers based on whether particular financial goals had been achieved by the Corporation, the committee did consider the overall profitability of the Corporation when making these decisions. With respect to each particular executive officer, his or her particular contributions to the Corporation over the past year are also evaluated.

         The committee believes that the Corporation's performance in any short term period may vary greatly depending on general economic trends and market forces beyond the reasonable ability of any person or institution to predict or foresee. The committee does not, therefore, attempt to follow any strict relationship between the immediate performance of the Bank and the Chief Executive Officer's and other officers' compensation.

         Compensation Committee:

                  James C. Lignana
                  Dominic W. Flamini
                  George J. Barber
                  Wayne H. Page
                  Edward Staats
                  Vincent R. Farias
                  Rupert A. Hall, Jr.
                  Mary Wells

Stock Performance Graph

         The following graph compares the cumulative total shareholder return of the Common Stock of the Corporation with that of (a) the total return index for domestic companies listed on the Nasdaq Stock Market and (b) the total return index for banks listed on the Nasdaq Stock Market. These total return indices of the Nasdaq Stock Market are computed by the Center for Research in Securities Prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $100 at the market close on December 31, 1994 and the reinvestment of dividends when paid. The graph provides comparisons at the end of the fiscal years of the Corporation.

         There can be no assurance that the Corporation's stock performance will continue into the future with the same or similar trends depicted in the graph below. The Corporation will not make nor endorse any predictions as to future stock performance.


                               [GRAPHICS OMITTED]
                                -----------------

================================ ============ ============ ============ ============ ============ =============
                                  12/31/94     12/31/95     12/31/96     12/31/97     12/31/98      12/31/99
-------------------------------- ------------ ------------ ------------ ------------ ------------ -------------
CRSP Nasdaq U.S. Index              $100         $141         $174         $212         $300          $542
-------------------------------- ------------ ------------ ------------ ------------ ------------ -------------
CRSP Nasdaq Bank Index               100          149          197          328          327           314
-------------------------------- ------------ ------------ ------------ ------------ ------------ -------------
FMS Financial                        100          153          166          327          254           268
================================ ============ ============ ============ ============ ============ =============

Benefits

         Retirement Plans. The Corporation, through the Bank, sponsors a non-contributory pension plan (the "Pension Plan") for all full-time employees who have completed one year of service and have attained the age of 21. The Pension Plan is a defined benefit plan which provides for monthly payments to, or on behalf of, each covered employee, based upon the employee's average monthly earnings for the participant's three highest consecutive years ("average compensation"). Benefits are payable at the employee's Normal Retirement Date. Benefits are reduced for participants who have less than 35 years of service at their Normal Retirement Date. The amount of a participant's monthly normal retirement benefit is equal to 65% of the participant's average monthly compensation plus 22.5% of such monthly earnings in excess of his level of Social Security covered compensation. Under the Pension Plan, the Bank makes annual contributions to fund the benefits computed on an actuarial basis. Participants benefits become 100% vested upon completion of five years of service with the Corporation. As of December 31, 1999, Craig W. Yates and Charles B. Yates, had 9 years and 5 years, respectively, of service credited under the Pension Plan.

         The following table illustrates the annual pension benefits (assuming normal retirement during 1999) at age 65 under the Pension Plan at various levels of compensation and years of service. Such amounts are in addition to benefits payable under Social Security. For 1999, the maximum benefit payable under the Pension Plan was $130,000.

                                       Benefits Based on 35 Year Service Requirement
                                                and Normal Retirement During 1999

                    -------------------------------------------------------------------------------------
Final Average                            Years of Service at Normal Retirement Date
                    -------------------------------------------------------------------------------------
Compensation     5             10           15             20          25           30            35
------------  --------      --------      -------       --------    --------     --------      --------

$ 50,000      $ 5,189       $10,379       $15,568       $20,757     $25,946     $ 31,136      $ 36,325
  75,000        8,314        16,629        24,943        33,257      41,571       49,886        58,200
 100,000       11,439        22,879        34,318        45,757      57,196       68,636        80,075
 125,000       14,564        29,129        43,693        58,257      72,821       87,386       101,950
 150,000       17,689        35,379        53,068        70,757      88,446      106,136       123,825
 175,000       18,939        37,879        56,818        75,757      94,696      113,636       130,000
 200,000       18,939        37,879        56,818        75,757      94,696      113,636       130,000

Transactions with Management

         The  Bank,  like  many  financial  institutions,  grants  loans  to its officers and directors. All loans by the Bank to its directors and executive officers are subject to OTS regulations restricting loans and other transactions with affiliated persons of the Corporation. Savings institutions are permitted to make loans to executive officers, directors and principal shareholders ("insiders") on preferential terms, provided the extension of credit is made pursuant to a benefit or compensation program of the Bank that is widely available to employees of the Bank or its affiliates and does not give preference to any insider over other employees of the Bank or affiliate. The Bank maintains a benefits program whereby mortgage loans are offered to all employees and directors at a discount of the then-prevailing rate at the time of grant. This rate is only available during the term of the employee's employment or the director's board membership. Upon termination, resignation or retirement, the rate reverts to the market rate that existed at the time the loan is granted. All other loans to insiders have been made in the ordinary course of business, and on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, nor present other unfavorable features.

         Set forth below is certain information relating to loans made on preferential terms to executive officers and directors of the Corporation and its subsidiaries whose total aggregate loan balances exceeded $60,000 at any time during the year ended December 31, 1999.

                                                                                    Highest                          Prevailing
                                                                                    Unpaid                             Market
                                                                                   Balance    Balance   Interest      Interest
                                                          Date       Original Loan   Since       at      Rate       Rate at Date
Name and Position               Loan Type               Originated       Amount    12/31/98  12/31/99    Paid %     Originated (%)
-----------------               ---------               ----------  ------------- ---------  ---------- ---------   --------------
Charles B. Yates         First Mortgage on primary
Chairman                 residence                       11/27/98        670,000    667,647    638,133     5.750       6.750

Dominic W. Flamini       First Mortgage on primary
Director                 residence                        1/06/88        400,000    337,934    328,690     7.500      10.500

George J. Barber         First mortgage on primary
Director                 residence                       12/07/88        257,000    223,714    218,428     7.000       8.250

James E. Igo             (a) First mortgage on primary
Senior Vice President    residence                       11/14/91        120,000    109,753    107,630     6.625       7.625

                         (b) Installment Loan             8/11/97         18,000     13,785     10,355     6.750       7.750


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             PROPOSAL II -- RATIFICATION OF APPOINTMENT OF AUDITORS
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       PricewaterhouseCoopers LLP was the Corporation's independent public accountant for the 1999 fiscal year. The Board of Directors has appointed PricewaterhouseCoopers LLP to be its auditors for the fiscal year ending December 31, 2000, subject to ratification by the Corporation's stockholders. A representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

       Ratification of the appointment of the auditors requires the affirmative vote of a majority of the votes cast by the stockholders of the Corporation at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as the Corporation's auditors for the 2000 fiscal year.

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                    2001 ANNUAL MEETING STOCKHOLDER PROPOSALS
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       In  order to be  considered  for  inclusion  in the  Corporation's  proxy statement for the annual meeting of stockholders to be held in 2001, all stockholder proposals must be submitted to the Secretary of the Corporation at its offices at 3 Sunset Road, P.O. Box 397, Burlington, New Jersey 08016, on or before November 23, 2000. Under the Certificate of Incorporation, stockholder proposals not included in the Corporation's 2001 proxy statement, in order to be considered for possible action by stockholders at the 2001 annual meeting of stockholders, must be submitted to the Secretary of the Corporation, at the address set forth above by March 27, 2001. In addition, stockholder proposals must meet other applicable criteria set forth in the Certificate of Incorporation of the Corporation in order to be considered at the 2001 annual meeting.

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                                  OTHER MATTERS
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       The Board of Directors does not know of any other matters that are likely to be brought before the Annual Meeting. If any other matters, not now known, properly come before the meeting or any adjournments, the persons named in the enclosed proxy card, or their substitutes, will vote the proxy in accordance with their judgment on such matters.

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                                  MISCELLANEOUS

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       The cost of soliciting proxies will be borne by the Corporation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Corporation may solicit proxies personally or by facsimile or telephone without additional compensation.

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                                    FORM 10K
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A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE (EXCLUDING EXHIBITS) TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, FMS FINANCIAL CORPORATION, 3 SUNSET ROAD, BURLINGTON, NEW JERSEY 08016.

                                   BY ORDER OF THE BOARD OF DIRECTORS



                                   THOMAS M. TOPLEY
                                   Secretary


Burlington, New Jersey
March 24, 2000

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                            FMS FINANCIAL CORPORATION
                                  3 SUNSET ROAD
                          BURLINGTON, NEW JERSEY 08016
                                 (609) 386-2400
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                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 27, 2000
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      The   undersigned   hereby   appoints  the  Board  of  Directors  of  the
Corporation, or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of FMS Financial Corporation (the "Corporation") which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Riverton Country Club, Riverton, New Jersey, on Thursday, April 27, 2000, at 10:00 a.m., and at any and all adjournments thereof, as follows:

                                                       VOTE          VOTE
                                                        FOR         WITHHELD
                                                        ----        --------

1.     To elect as directors all nominees
       listed below for three-year terms
       (except as marked to the contrary):              [ ]           [ ]

       Vincent R. Farias
       James C. Lignana
       Wayne H. Page

         INSTRUCTIONS: To withhold your vote for any individual nominee, insert that nominee's name on the line provided below.


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                                                     FOR    AGAINST    ABSTAIN
                                                     ---    -------    -------

2.     To ratify the appointment of
       PricewaterhouseCoopers  LLP as auditors for
       the Corporation for the 2000 fiscal year.     [ ]      [ ]        [ ]


In their discretion, such attorneys and proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournments thereof.

The Board of Directors recommends a vote "FOR" each of the listed proposals.

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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY, IF EXECUTED, WILL BE VOTED FOR EACH OF THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
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                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

       The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of Notice of the Meeting, a Proxy Statement dated March 24, 2000, and a 1999 Annual Report.

       Please sign exactly as your name appears on the envelope in which this Proxy Card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held by joint tenants, both should sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please check box if you are planning to attend Meeting  [ ]

NOTE: IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE SIGN AND RETURN ALL CARDS IN THE ACCOMPANYING ENVELOPE.



                                            -----------------------------------

                                            PRINT NAME OF STOCKHOLDER


                                            -----------------------------------
                                            SIGNATURE OF STOCKHOLDER


                                            -----------------------------------
                                            PRINT NAME OF STOCKHOLDER


                                            -----------------------------------
                                            SIGNATURE OF STOCKHOLDER



                                            Date: -----------------------------



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PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
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